                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Roderick V. Schlosser and Robert L. Goucher, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorney full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.


                                              /s/ William H. Martin, III
                                          -----------------------------------
                                                William H. Martin, III

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Roderick V. Schlosser and William H. Martin, III, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorney full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                /s/ Robert L. Goucher
                                          -----------------------------------
                                                  Robert L. Goucher

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Robert L. Goucher, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorney full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                /s/ Roderick V. Schlosser
                                          -----------------------------------
                                                  Roderick V. Schlosser

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                /s/ William D. Biggs
                                          -----------------------------------
                                                   William D. Biggs

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                 /s/ Jim D. Caudle, Sr.
                                          -----------------------------------
                                                    Jim D. Caudle, Sr.

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                 /s/ Herbert J. Dickson
                                          -----------------------------------
                                                   Herbert J. Dickson

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                 /s/ Bill G. Hughey
                                          -----------------------------------
                                                    Bill G. Hughey

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                  /s/ John L. Duncan
                                          -----------------------------------
                                                    John L. Duncan

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                  /s/ James J. Tanous
                                          -----------------------------------
                                                    James J. Tanous

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints Robert L. Goucher and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 30th day of March, 2000.



                                                 /s/ Charles R. Martin
                                          -----------------------------------
                                                  Charles R. Martin